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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)       December 13, 1995
                                                 -------------------------------


                         Fisher Business Systems, Inc.
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             (Exact name of registrant as specified in its charter)


Georgia                                 0-16288                  58-1366235
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(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


900 Circle 75 Parkway, Suite 1700, Atlanta, Georgia                  30339
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code        (770) 951-6844
                                                   ----------------------------


                                Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On December 13, 1995, Fisher Business Systems, Inc. (the "Company") signed a definitive Agreement and Plan of Merger and Reorganization which provides for the merger of the wholly-owned subsidiaries of AUBIS, L.L.C. ("AUBIS") with and into the Company. Under the terms of the Merger Agreement, AUBIS' two subsidiaries, AUBIS Hospitality Systems, Inc. and AUBIS Systems Integration, Inc. (collectively, the "Subsidiaries") will be merged with and into the Company, with AUBIS receiving 10,500,000 shares of Common Stock of the Company in exchange therefor. As a result, AUBIS will own a majority of the outstanding common stock of the combined company. Upon consummation of the Merger, the Company's corporate name will be changed to AUBIS, Inc.

         AUBIS, through the Subsidiaries, is a supplier of systems and services to the hospitality and healthcare industries as well as network integration systems and services to a variety of other industries.

         The transaction is subject to, among other things, approval by the shareholders of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits:

         2.1 Agreement and Plan of Merger and Reorganization, dated as of December 13, 1995, among Fisher Business Systems, Inc., AUBIS, L.L.C., AUBIS Hospitality Systems, Inc., AUBIS Systems Integration, Inc. and certain persons and affiliates of AUBIS, L.L.C.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FISHER BUSINESS SYSTEMS, INC.



                                         By:         /s/ Larry Fisher
                                             ----------------------------------
                                            Larry Fisher, Chairman of the Board

Dated:   December 15, 1995
      --------------------------------



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                                 EXHIBIT INDEX


                 Exhibit                                                                                          Sequential
                 Number                                      Description of Exhibit                                 Page No.
                 ------                                      ----------------------                               -----------
                 2.1                   Agreement and Plan of Merger and Reorganization, dated as of
                                       December 13, 1995, among Fisher Business Systems, Inc., AUBIS,
                                       L.L.C., AUBIS Hospitality Systems, Inc., AUBIS Systems
                                       Integration, Inc., and certain persons and affiliates of AUBIS,
                                       L.L.C.
